                                                                   EXHIBIT 10.27


                                 THERATECH, INC.
                           DEFERRED COMPENSATION PLAN


    1.   Purpose

    The TheraTech, Inc. Deferred Compensation Plan, (the "Plan") is designed to help you save for retirement. The Plan is "Non-Qualified," meaning it is not qualified under Section 401 of the Internal Revenue Code. However the amounts contributed to the Plan by you and your employer are not subject to federal and state income tax until distributed from the Plan. Until distribution, the contributions and any earnings are held in an irrevocable trust known as a "rabbi trust" by an independent trustee, Fidelity Management Trust Company ("Fidelity"). The trust assets must remain subject to the employer's creditors in the event of insolvency in order to avoid current income taxation. As used herein, the term "you" refers to an eligible employee of TheraTech, Inc. as set forth in paragraph 2 below.

    2.  Eligibility

    You are eligible to participate in the Plan if you are an employee of TheraTech, Inc. specifically designated to participate in the Plan, and you make at least an 8.5% deferral into the TheraTech, Inc. 401(k) Savings Plan and Trust ("401(k) Plan").

    3.  Contributions

    (a) Employee Deferral Contributions. Subject to your Salary Deferral Agreement, you may defer up to 50% of your eligible compensation and up to 100% of your bonus. Your deferral election will remain in effect until a new one is made. Any new election will not be effective until the first day of the following plan year.

    (b) Employer Matching Contributions. The employer will make a matching contribution to this Plan in an amount up to 75% of your deferral contributions to this Plan and the 401(k) Plan. Deferral contributions in excess of 8.5% of eligible compensation shall not be matched by the employer. The matching contribution to this Plan will be reduced by the amount of matching contributions made to the 401(k) Plan.

    (c) Eligible Compensation. Your eligible compensation is equal to your total compensation excluding the value of an incentive or a non-qualified stock option.

    4.  Investments

    (a) You may invest among the following funds managed by Fidelity
Investments:

        Fidelity Retirement Money Market Portfolio
        Fidelity Puritan Fund
        Fidelity Equity Income Fund
        Fidelity Growth & Income Portfolio
        Fidelity Contrafund
        Fidelity Low-Priced Stock Fund
        Fidelity Freedom Funds
        Fidelity U.S. Bond Index Fund
        Spartan U.S. Equity Index Fund
        Fidelity Diversified International Fund

    (b) You may redirect your future contributions simply by calling the toll-free number provided by Fidelity. You may also call the same number to make exchanges among the Plan's investment options. You may contact a Fidelity telephone representative between 8:30 AM (ET) and 8:00 PM (ET) on any business day. Exchanges requested before 4:00 PM (ET) will be posted that business day based upon the closing price of the affected mutual fund(s). Exchanges requested after 4:00 PM (ET) will be processed on the next business day. The minimum exchange is the lesser of $250 or 100% of your account balance in the mutual fund. If your exchange is less than $250 then it may only be exchanged into one mutual fund.

    (c) You may contact a Fidelity representative at 1-800-544-8888 to obtain a prospectus or information about a mutual fund. To protect its shareholders, each fund reserves the right to modify its exchange privileges as outlined in the fund prospectus with sixty days written notice.

    5.   Vesting

    (a) The term "vesting" refers to your right to the contributions in your account. You are always 100% vested in your employee contributions.

    (b) Employer matching contributions will be vested in accordance with the following schedule:

          Years of Service for Vesting                Percentages
                   less than 2                              0
                       2                                   25
                       3                                   50
                       4                                   75
                       5                                  100

    6.  Access To Your Money

    (a) The Plan allows you to take a lump sum payout upon the distribution date you elect on your Salary Deferral Agreement. The distribution dates are (1) attainment of the Plan's Normal Retirement Age (age 59 1/2), (2) termination of employment or (3) a designated date no sooner than one year from the following January 1st. This election applies to your entire account balance. You will have the right to change your election as long as the new election is executed no later than 12 months before the earlier of (1) the date such new election is to be effective or (2) the date payments would otherwise commence.

    (b) You may request a hardship withdrawal prior to termination of your employment, if you qualify, subject to a $1,000 minimum.

    7.   Statement Schedule

    You will receive a statement four times a year within 20 days after February 28, May 31, August 31, and October 31 disclosing the value of your account balances.

    8.   Incorporation By Reference

    The Plan is governed by the terms and conditions set forth in the Plan Adoption Agreement dated November 17, 1997 and the Service Agreement between TheraTech, Inc. and Fidelity Management Trust Company, which terms and conditions are incorporated herein by this reference. Contributions to the Plan are also governed by your Salary Deferral Agreement, a form of which is attached hereto.

                                 THERATECH, INC.
                    THERATECH, INC DEFERRED COMPENSATION PLAN
                            SALARY DEFERRAL AGREEMENT
                                    FOR 1998

    As an executive of TheraTech, Inc, you have the opportunity to participate in the TheraTech, Inc Deferred Compensation Plan (the Supplemental Plan). The Plan is provided to you as a supplement to the TheraTech, Inc. 401(k) Savings Plan and Trust (the 401(k) Plan). Due to regulatory limitations, you may not be able to make deferrals into 401(K) Plan to the extent you desire. Also, for some income levels, you could lose a portion of the Company Contribution. The Supplemental Plan supplements those benefits limited under the 401(K) plan. To participate in the Supplemental Plan you must make at least an 8.5% contribution to the 401(K) plan. The IRS deferral limit for 1998 is $10,000.

    Below you have the opportunity to make three deferral elections:
Supplemental Plan I, Supplemental Plan II and a special Supplemental Plan II for any bonus check. The Supplemental Plan I deferrals begin when and if you reach the IRS deferral limit in the 401(K) plan and continue for the remainder of the year. Supplemental Plan II deferrals begin immediately and run the entire year. The special Supplemental Plan II deferral for any bonus check allows you to defer a larger portion of your bonus check and applies only to your bonus check. Your total deferral percentage for both Supplemental Plan I and Supplemental Plan II cannot exceed 50% of pay. Your total deferral percentage for the special Supplemental Plan II for bonus checks can equal up to 100% of your bonus. YOUR SUPPLEMENTAL PLAN I ELECTION MUST BE AT THE SAME PERCENTAGE LEVEL YOU CHOOSE FOR YOUR TAX-DEFERRED 401(K) PLAN CONTRIBUTION. This will maintain a constant cash flow level in your paycheck should you reach the IRS deferral limit for 401(K) plan.

    This is your Supplemental Plan deferral agreement. IT IS IMPORTANT THAT YOU COMPLETE IT, EVEN IF YOU CHOOSE NOT TO PARTICIPATE. This agreement may be executed in one or more counterparts, each of which is legally binding and enforceable. This agreement is qualified by the terms and conditions of the actual Supplemental Plan document whose provisions are incorporated herein by reference.


                      SUPPLEMENTAL PLAN I DEFERRAL ELECTION
     (NOTE: Must be at least 8.5% and equal to your 401(K) PLAN percentage.
               This deferral begins when the IRS maximum deferral
                        limit is reached in 401(K) PLAN.)

Check one below:

    ( ) I elect to participate in the plan from January 1, 1998 to December
        31, 1998. I wish to make a Supplemental Plan I deferral in an amount equal to ____% of my pay for 1998. Remember, these deferrals will begin after the tax-deferred -------- limit in 401(K) PLAN has been reached.

    ( ) I do not want to participate in the plan at this time. I understand that by making this election, I will not be able to participate in this plan for 1998, but that I can elect to participate in future years, if eligible, by filing a new Supplemental Plan agreement. (Please be sure to turn to the last page and sign.)

               SUPPLEMENTAL PLAN II DEFERRAL ELECTION - (OPTIONAL)
         (NOTE: This deferral begins with your first paycheck in January and continues the entire year.)

    IF YOU MADE A SUPPLEMENTAL PLAN I ELECTION ABOVE, you have the option of making a Supplemental Plan II election up to 41.5% of your pay. However, your combined Supplemental Plan I and Supplemental Plan II election cannot exceed 50%.

    ( ) I wish to make a Supplemental Plan II deferral in an amount equal to
        _____% of my TOTAL pay for 1998.

    SPECIAL SUPPLEMENTAL PLAN II DEFERRAL ELECTION FOR 1998 BONUS (OPTIONAL)

    If you made a Supplemental Plan I election above, you also have the option of specifying a separate Supplemental Plan II deferral percentage for your bonus check, if applicable. For example, this allows you to defer a higher or lower percent of your bonus check than you elected for your regular pay. IF YOU DO NOT MAKE THIS ELECTION, NONE OF YOUR 1998 BONUS CHECK WILL BE DEFERRED INTO THE PLAN.

    ( ) I wish to make a Special Supplemental Plan II deferral election for my
        1998 bonus check in an amount equal to _____% of pay.


                              DISTRIBUTION ELECTION

    If you elect to participate, you must elect when you wish your entire account balance to be paid to you with respect to deferrals and Company contributions. This election must be made at this time. You will have the right to change your election at a later time as long as that change is executed no later that 12 months before the earlier of (i) the date such modification or variation is to be effective or (ii) the date payments would otherwise commence under the previous election.

(a) ______ Attainment of Normal Retirement Age. Normal Retirement Age under the plan is 59-1/2.

(b) ______ Termination of employment with the Employer.

(c) ______ A lump sum payment on _____________ (no sooner that 1 year from next January 1).

                               INVESTMENT ELECTION

    I hereby elect the following as the investments in which my account shall be treated as invested: (Indicate a whole percentage for each fund. The total must equal 100%.)

Fund Name                                     Percentage
Fidelity Retirement Money Market Portfolio             %
(0630)                                        ---------
Fidelity U.S. Bond Index Portfolio(0651)               %
                                              ---------
Fidelity Puritan Fund (0004)                           %
                                              ---------
Fidelity Equity Income Fund (0023)                     %
                                              ---------
Spartan U.S. Equity Index Fund (0650)                  %
                                              ---------
Fidelity Growth & Income Fund                          %
                                              ---------
Fidelity Contrafund (0022)                             %
                                              ---------
Fidelity Low-Priced Stock Fund (0316)                  %
                                              ---------
Fidelity Diversified International Fund                %
                                              ---------
Fidelity Freedom 2000 Fund (0370)                      %
                                              ---------
Fidelity Freedom 2010 Fund (0371)                      %
                                              ---------
Fidelity Freedom 2020 Fund (0372)                      %
                                              ---------
Fidelity Freedom 2030 Fund (0373)                      %
                                              ---------
Fidelity Freedom Income Fund (0369)                    %
                                              ---------
        Total                                     100%


                              BENEFICIARY ELECTION

    In the event of my death before fulfillment of my account has been made to me, I designate the following beneficiaries for this Supplemental Plan.

Primary Beneficiary                         Name
                                            ------------------------------------
                                            Address
                                            ------------------------------------


Secondary Beneficiary                       Name
                                            ------------------------------------
                                            Address
                                            ------------------------------------


    I understand that benefits will be paid to my Primary Beneficiary if my Primary Beneficiary survives me by at least 30 days. Benefits will be paid to my estate if neither the Primary Beneficiary nor the Secondary Beneficiary survives me by at least 30 days. I have the right to change my designation of beneficiaries from time to time by submitting a new form (in writing) to the Secretary of TheraTech, Inc. or his representative. I agree that no change in Beneficiary shall be effective until I receive an acknowledgement from the Secretary of TheraTech, Inc. or his representative. This written acknowledgement should be sent to me at the address below:

Name
          ------------------------------------
Address
          ------------------------------------

          ------------------------------------

          ------------------------------------

                                   SIGNATURES

    By signing this agreement I acknowledge that neither the Company nor any of its employees or agents has any responsibility whatsoever for any elections I make in other personal plans or programs as a result of my decision regarding the Supplemental Plan and they are fully released to such extent.

    All other terms of this deferral agreement shall be governed by the TheraTech, Inc. Deferred Compensation Plan (and any amendments) which is in effect at the time of this election. All other terms and conditions of that plan are incorporated by reference herein.

    In witness whereof, the Company and I have executed this Deferral Agreement for the period beginning January 1, 1998.

EXECUTIVE:                              THERATECH, INC.:

-------------------------------         ----------------------------------------
Signature                               Signature


-------------------------------         ----------------------------------------
Type or Print Name                      Type or Print Name


-------------------------------         ----------------------------------------
Date                                    Date